UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 10, 2006 (July 10, 2006)


                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-11178                   13-3662955
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

              237 Park Avenue
            New York, New York                                      10017
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

To the extent applicable, the contents of Item 7.01 below are incorporated into this Item 2.02 by reference.

Item 7.01. Regulation FD Disclosure.

On July 10, 2006, Revlon, Inc. (the "Company") issued a press release (the "Press Release") regarding, among other things, the Company's estimate of its second quarter financial results and full-year outlook for 2006 and beyond.

A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit No.        Description
     -----------        -----------

     99.1               Press Release, dated July 10, 2006.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REVLON, INC.

                                             By:    /s/ Robert K. Kretzman
                                                    ----------------------------
                                             Name:  Robert K. Kretzman
                                             Title: Executive Vice President and
                                                    General Counsel


Date: July 10, 2006

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


                                  EXHIBIT INDEX

      Exhibit No.        Description
      -----------        -----------

         99.1            Press Release, dated July 10, 2006.


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